Acquisitions	12 Months Ended
Dec. 31, 2013
Acquisitions [Abstract]
Acquisitions

Note 2. Acquisitions

Fiscal 2013 Transactions

MakerBot transaction

On August 15, 2013 ("MakerBot transaction date") the Company acquired privately held Cooperation Technology Corporation ("MakerBot") for an aggregate purchase price of $493.7 million ("MakerBot transaction") which was calculated based on the Company's share price of $97.46 as of the MakerBot transaction date.

In exchange for 100% of MakerBot's outstanding capital stock, the Company issued 3.92 million ordinary shares, made tax withholding payments on behalf of certain shareholders in lieu of issuing 115 thousand shares, held back from issuing 655 thousand shares to secure the indemnification rights of Stratasys and issued Stratasys options in exchange for certain MakerBot options with a fully diluted equivalent of 73 thousand shares. The 655 thousand shares are being held back for a period of approximately eighteen months after the MakerBot transaction date to secure the indemnification rights of the Company against any losses resulting from certain specified causes.

The MakerBot transaction is reflected in accordance with ASC Topic 805, "Business Combinations," using the acquisition method of accounting with the Company as the acquirer. The total consideration transferred to effect the MakerBot transaction is as follows (in thousands):

Issuance of ordinary shares to MakerBot stockholders	$446,019
Tax withholding and other payments on behalf of MakerBot stockholders	12,163
Exchange of MakerBot stock options for the Company options	7,198
Earn-out at estimated fair value	28,270
Total consideration	$493,650

The $7.2 million fair value of the MakerBot stock options exchanged for Stratasys stock options was attributable to service prior to the MakerBot transaction date and was determined using the Stratasys share price on the MakerBot transaction date as an input to the Black-Scholes valuation model to determine the fair value of the options. The following assumptions were applied in determining the fair value of the exchanged MakerBot stock options:

Risk-free interest rate	0.36%
Expected option term	1.38 years
Expected price volatility	59.41%
Dividend yield	-
Weighted average merger date fair value	$92.73

The computation of expected volatility was based on historical volatility of the Company's stock. The expected option term was calculated in accordance with a combination of historical experience and the simplified method in ASC 718. The interest rate for periods within the expected life of the award is based on the U.S. Treasury yield curve in effect at the time of the MakerBot transaction.

MakerBot stockholders may also qualify for two earn-out payments that provide for aggregate payments of up to 0.9 million shares based on the results for the six months ended December 31, 2013 (first earn-out period) and depending on the level of achievement of financial metrics for the year ending December 31, 2014 (second earn-out period).

In accordance with ASC Topic 805, the estimated earn-out obligations as of the MakerBot transaction date were included in the purchase price. The estimated fair value of the obligations is based on management's assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. Because the amount of the earn-out obligation is based on the Company's ordinary shares, changes in the price of the Company's ordinary shares through the earn-out determination date will change the dollar obligation. Management re-measures the fair value of the earn-out obligations at the end of each reporting period, with any changes in fair value being recorded in that period's statement of operations. The fair value was estimated based on a Monte Carlo simulation, under which many scenarios are computed to measure possible outcomes of the financial metrics and the likelihood of occurrence. The resultant probability-weighted financial metrics are then applied to the earn-out formula to determine the cash flows under the earn-out. Those cash flows were then discounted using rates of the yields for U.S. treasury bonds with similar terms to maturity. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. Using this valuation technique, the fair value of the contractual obligation to pay the MakerBot earn-out was determined to be approximately $28.3 million at the MakerBot transaction date.

Based on the results for the six months ended December 31, 2013, the Company has determined that the payment for the first earn-out period will be $12.0 million (subject to change in the Company's share price between December 31, 2013 and the payment date), and estimates the earn-out obligation for the second earn-out period will be $17.0 million. The difference of $754 thousands between the December 31, 2013 total estimated earn-out amounts of $29.0 million and the estimate of $28.3 million as of the MakerBot transaction date, is reflected in the statement of operations as an increase to operating expenses. The current range of the undiscounted amounts that the Company could be obligated to pay in future periods for the second earn-out period is between zero and approximately $108.2 million, based on the Company's share price at December 31, 2013.

Certain MakerBot employees participate in a performance bonus plan adopted in connection with the MakerBot transaction. Participating employees, contingent on certain continuing employment conditions, are entitled to bonus payments of compensation that in the aggregate will equal, dollar-for-dollar, the actual amounts determined in the earn-out calculation. The earn-out and bonus payments, if earned, will be made in Stratasys shares or cash, or a combination thereof, at Stratasys' discretion. Compensation expense under the performance bonus plan of $8.9 million was accrued and expensed during the period from the MakerBot transaction date through December 31, 2013. The current range of expense for the second earn-out period is between zero and approximately $108.2 million, based on the Company's share price at December 31, 2013.

Under the acquisition method of accounting, the net tangible and intangible assets of MakerBot acquired were recorded at their fair values at the MakerBot transaction date. The estimated fair values are preliminary and based on the information that was available as of December 31, 2013. Thus the measurements of fair value reflected are subject to changes and such changes could be significant. The allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of
Purchase Price
Cash and cash equivalents	$3,405
Accounts receivable - Trade	878
Accounts receivable - Other	923
Deferred tax assets	5,964
Inventories	10,314
Property, plant and equipment	4,658
Goodwill	372,008
Intangible assets	168,386
Other non-current assets	7,068
Total assets acquired	573,604
Accounts payable & other liabilities	6,581
Unearned revenue	4,075
Deferred tax liabilities	69,120
Other non-current liabilities	178
Total liabilities assumed	79,954
Net assets acquired	$493,650

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets (in thousands):

		Weighted Average
	Amount	Life - Years
Developed technology	43,227	5
Trade name	42,134	11
Customer relationships - Distributors	19,315	10
Customer relationships - Direct	3,435	1
Non-compete agreement	10,004	4
IPR&D - Printers	34,189	Indefinite
IPR&D - Peripherals	16,082	Indefinite
Total	168,386

The fair values of the developed technology, in-process research and development ("IPR&D"), customer relationships and non-compete agreement were estimated using a discounted present value income approach. Under the income approach, an intangible asset's fair value is equal to the present value of future economic benefits to be derived from ownership of the asset. Indications of value are developed by discounting future net cash flows to their present value at market-based rates of return. The non-compete agreement restricts a key individual from competing with the Company for a period of four years from the MakerBot transaction date. The fair value of the trade name was estimated using an income approach, specifically known as the relief from royalty method. The relief from royalty method is based on the hypothetical royalty stream that would be received if the Company were to license the trade name and was based on expected revenues. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets. The peripheral product in IPR&D at the merger date was launched in September 2013 and as of that date was classified as developed technology and is being amortized over five years.

The goodwill recognized as a result of the MakerBot transaction is attributable primarily to the strategic and synergistic opportunities in the entry level portion of the additive manufacturing spectrum, expected corporate synergies and the assembled workforce. None of the goodwill recognized is deductible for income tax purposes.

The Company incurred $6.1 million of costs related to the MakerBot transaction that were expensed during 2013. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations and comprehensive income.

The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of MakerBot occurred on January 1, 2012, or of future results of the combined entities. The unaudited pro forma condensed combined financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Actual MakerBot results of operations included in the Consolidated Results of Operations (in thousands):
Net sales	$35,603
Loss attributable to MakerBot	(5,306)

	Year ended
(Unaudited , in thousands except share data)	December 31,
	2013	2012
Supplemental pro forma combined results of operations:
Net sales	$518,714	$230,052
Loss attributable to Stratasys Ltd.	(23,928)	(30,211)
Loss per ordinary share attributable to Stratasys Ltd. - basic	(0.54)	(0.74)
Loss per ordinary share attributable to Stratasys Ltd. - diluted	$(0.54)	$(0.78)

Adjustments for the supplemental pro forma combined results of operations are as follows (in thousands):

	Year ended
	December 31,
	2013	2012
Increase in amortization of intangibles	$13,466	$23,556
Adjust performance bonus expenses	(163)	19,836
Adjust expenses related to business combination
(deal fees, inventory and deferred revenues step-up and earn-out revaluation)	(10,628)	11,272
Adjust taxes related to the adjustments to the supplemental pro forma	(4,239)	(20,226)
	$(1,564)	$34,438

MakerBot results of operations were included in the Company's consolidated statements of operations and comprehensive income commencing August 15, 2013.

Japanese transaction

In October 2013, the Company acquired all non-controlling interests of its investment in Stratasys Japan Co. Ltd., for a total purchase price of approximately $2 million. Prior to the acquisition, the Company owned 51% of the Japanese company. The excess of the purchase price over the carrying value of the non-controlling interests was credited to additional paid-in capital. This acquisition enabled the Company to expand its Japanese operations.

Fiscal 2012 Acquisitions

Merger between Stratasys Inc. and Objet

On December 1, 2012, Stratasys Inc. and Objet completed their merger. Pursuant to the Stratasys-Objet merger, Objet issued to Stratasys Inc. stockholders one Objet ordinary share for each share of Stratasys Inc. common stock outstanding and Stratasys Inc. became an indirect, wholly-owned subsidiary of Objet. Immediately prior to the closing of the merger, Objet's shareholders approved a conversion of all outstanding Objet preferred shares into ordinary shares and a reverse split of Objet's ordinary shares at a ratio of 1 for 8.691. After giving effect to the reverse split and the conversion ratio of one Objet ordinary share for each share of Stratasys Inc. common stock, the former holders of Stratasys Inc. common stock held 55% of the Company's ordinary shares and the holders of Objet ordinary shares retained 45% of the Company's ordinary shares, on a fully diluted basis determined by using the treasury stock method. The calculation of the ordinary shares to be held after the merger by the Stratasys Inc. stockholders and the Objet shareholders gave effect to the assumed exercise of all outstanding in-the-money options of each entity as determined on the treasury stock basis of accounting.

At the completion of the merger, each outstanding option to purchase one share of Stratasys Inc. common stock was converted into an option to purchase one ordinary share of the Company at an exercise price equal to the original exercise price of the Stratasys Inc. option, and otherwise in accordance with the remaining original terms of the Stratasys Inc. option. Under the terms of the Stratasys Inc. options, all outstanding Stratasys Inc. options granted prior to the merger date plus certain options granted in May 2012 became fully exercisable automatically as a result of the completion of the merger. Stock-based compensation expense of $4.5 million was recognized on the merger date upon the options becoming fully exercisable, representing the unamortized expense calculated at the time of the original option grant.

The merger has been accounted for as an acquisition of Objet by Stratasys Inc. in accordance with ASC Topic 805, "Business Combinations," using the acquisition method of accounting with Stratasys Inc. as the accounting acquirer. Since Stratasys Ltd. (formerly known as Objet, Ltd.), as the parent company of Stratasys Inc. after the merger, is the legal acquirer, the merger has been accounted for as a reverse acquisition. Under these accounting standards, Stratasys Inc.'s total purchase price is calculated as if Stratasys Inc. had issued its shares to Objet's shareholders and converted options to purchase Objet's ordinary shares to options to purchase Stratasys Inc. common stock, as follows:

(in millions, except price per share)
Number of shares of Objet ordinary shares outstanding on December 1, 2012	15.4
Exchange ratio	1.0
Stratasys, Inc. shares deemed (for accounting purposes only) issued to Objet shareholders	15.4
Stratasys, Inc. closing price on December 1, 2012 merger date	$74.95
Total fair value of stock consideration	1,158
Fair value of deemed (for accounting purposes only) conversion of Objet equity awards	183
Fair value of non-controlling interest	0.3
Total purchase price	$1,341

The converted stock options represent the fair value of such options attributable to service prior to the merger date using the stock price on the merger date as an input to the Black-Scholes valuation model to determine the fair value of the options.

The following assumptions were applied in determining the fair value of deemed (for accounting purposes only) conversion of Objet equity awards:

Risk-free interest rate	0.35%-0.49%
Expected option term	2.5-3.7 years
Expected price volatility	60.72%-62.59%
Dividend yield	-
Weighted average merger date fair value	$70.01

The Company's computation of expected volatility is based on historical volatility. The expected option term was calculated in accordance with ASC 718. The interest rate for periods within the contractual life of the award is based on the U.S. Treasury yield curve in effect at the time of the merger.

Under the acquisition method of accounting, the total purchase price is allocated to the net tangible and intangible assets of Objet acquired in the merger, based on their fair values at the merger date. The allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of
Purchase Price
Cash and cash equivalents	$41,524
Restricted cash	845
Short-term bank deposit	30,062
Accounts receivable - Trade	23,633
Accounts receivable - Other	12,477
Prepaid expenses	1,011
Inventories	40,364
Deferred tax assets	1,755
Property, plant and equipment	15,475
Goodwill	797,063
Intangible assets	490,176
Other non-current assets	2,539
Total assets acquired	1,456,924
Accounts payable & other liabilities	49,876
Unearned revenue	8,674
Deferred tax liabilities	51,003
Other non-current liabilities	6,474
Total liabilities assumed	116,027
Total purchase price	$1,340,897

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets (in thousands):

		Weighted Average
	Amount	Life - Years
Developed technology	$374,126	9.6
Customer relationships	72,679	10
Trade name	15,291	9
IPR&D	28,080	Indefinite
Total intangible assets	$490,176

The fair values of the developed technology, IPR&D and customer relationships were estimated using a discounted present value income approach. The fair value of the trade name was estimated using an income approach, specifically known as the relief from royalty method. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets. One of the IPR&D projects was launched in 2013 and at December 31, 2013 was classified as developed technology and is being amortized over five years.

In addition, the allocation of the purchase price resulted in the recognition of backlog, which was valued at $6.3 million. Backlog was included in other current assets and was amortized to selling, general and administrative based on the pattern in which the economic benefits of backlog are estimated to be realized.

The goodwill recognized as a result of the merger is attributable primarily to the strategic and synergistic opportunities across the entire additive manufacturing spectrum, expected corporate synergies and the assembled workforce. None of the goodwill recognized is deductible for income tax purposes.

The Company incurred $7.6 million of Stratasys Inc.'s acquisition-related costs that were expensed during the year ended December 31, 2012. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations.

The actual Objet net sales and net income included in the Company's consolidated statements of operations and comprehensive income for the year ended December 31, 2012 (for the period from the December 1, 2012 merger date through December 31, 2012, which are not indicative of the results to be expected for a full year) and the supplemental unaudited pro forma net sales and net income of the combined entity had the acquisition been completed on January 1, 2011 (in thousands, except per share data) are as follows:

Actual Objet results of operations included in the Consolidated Results of Operations:

Net sales	$19,098
Loss attributable to Objet	(4,626)

	Year ended
	December 31,
(Unaudited	2012	2011
Supplemental pro forma combined results of operations:
Net sales	$359,054	$274,310
Loss attributable to Stratasys Ltd.	(21,577)	(78,705)
Loss per ordinary share attributable to Stratasys Ltd. - basic and diluted	$(0.58)	$(2.15)

Adjustments to the supplemental pro forma combined results of operations are as follows (in thousands):

	Year ended
	December 31,
(Unaudited)	2012	2011
Stock-based compensation related to business combination	$22,642	$22,079
Increase in amortization of intangibles	44,239	48,261
Adjust expenses related to business combination
(deal fees, inventory step-up, backlog, deferred revenues,
stock-based compensation accelerations)	(28,850)	50,644
Adjust taxes related to the adjustments to the supplemental pro forma	(2,899)	(6,960)
	$35,132	$114,024

These unaudited pro forma condensed combined financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition occurred on the first day of the earliest period presented, or of future results of the combined entities. The unaudited pro forma condensed combined financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Fiscal 2011 Acquisition

Solidscape Acquisition

On May 3, 2011, Stratasys Inc. acquired all the outstanding shares of capital stock of Solidscape Inc. in a cash-for-stock transaction where all outstanding shares of capital stock and all in-the-money options to purchase shares of common stock of Solidscape were exchanged for an aggregate purchase price of $39.1 million.

In 2011, Stratasys Inc. incurred acquisition-related costs of approximately $615,000, which are recorded as selling, general and administrative expenses in the consolidated statements of operations.

The acquisition has been accounted for under the acquisition method of accounting, and, accordingly, the total purchase price is allocated to the net tangible and intangible assets of Solidscape acquired in connection with the acquisition, based on their estimated fair values. The final allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of
Purchase Price
Cash and cash equivalents	$540
Accounts receivable	439
Inventories	1,578
Other current assets	771
Deferred tax assets	383
Property, plant and equipment	364
Goodwill	24,616
Intangible assets	19,500
Total assets acquired	48,191
Accounts payable & other liabilities	(1,041)
Unearned revenue	(154)
Deferred tax liabilities	(7,897)
Total liabilities assumed	(9,092)
Total purchase price	$39,099

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets (in thousands):

		Weighted Average
	Amount	Life - Years
Developed technology	$11,750	6.7
Customer base	5,100	15
Trademarks	1,150	15
In-process R&D	1,150	Indefinite
Non-compete agreement	350	3
Total intangible assets	$19,500

The fair values of the identified intangible assets were estimated using an income approach. The goodwill recognized as a result of the Solidscape acquisition is primarily attributable to the value of the workforce and corporate synergies. None of the goodwill recognized is deductible for income tax purposes. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors including legal, regulatory, contractual, competitive economic or other factors that may limit the useful life of intangible assets.